NET FOREIGN EXCHANGE GAIN (LOSS) (Details) - CLP ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Net foreign exchange gain (loss)
Net profit (loss) from currency exchange differences	$ 113,115	$ 116,117	$ (197,875)
Hedging derivatives	22,933	399,875	777,254
Income from assets indexed to foreign currency	(9,190)	(8,745)	25,421
Income from liabilities indexed to foreign currency	98	145	(1,404)
Total	$ 126,956	$ 507,392	$ 603,396